Exhibit 99.1

Q1 – 2020 INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; effects of a prolonged government shutdown; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; with respect to our mortgage business, the inability to negotiate fees with investors for the purchase of our loans or our obligation to indemnify purchasers or repurchase related loans; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions, consolidations and other expansion opportunities; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; continued consolidation in the financial services industry; our ability to increase market share and control expenses; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; adverse effects due to the novel Coronavirus Disease 2019 (“COVID-19”) on the Company; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information: This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports.

ABOUT NON-GAAP FINANCIAL MEASURES Certain of the financial measures and ratios we present, including “average tangible assets,” “return on average tangible assets,” “average tangible common equity,” “return on average tangible common equity,” “tangible common equity to tangible assets,” and “fully taxable equivalent” metrics, are supplemental measures that are not required by, nor presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non- GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the appendix. 3

WELL-POSITIONED TO SUPPORT OUR CLIENTS AND NAVIGATE UNCERTAIN MARKETS 4 ‒ Fast and comprehensive COVID-19 response to: .. Protect the health and safety of our associates .. Ensure the safety and soundness of the bank .. Act on every opportunity to prudently support our clients and communities ‒ Well-positioned with strong capital and ample liquidity ‒ High-quality balance sheet with well-diversified loan portfolio and no-risk investment portfolio ‒ Immediate proactive outreach to business and commercial clients ‒ Successful activation of business continuity plan for all teams across all markets, including seamless use of remote access ‒ Experienced management team and proven board of directors

COVID-19 RESPONSE: SUPPORTING ASSOCIATES, CLIENTS & COMMUNITIES ASSOCIATES CLIENTS COMMUNITIES Implemented company-wide remote working arrangements Issued premium pay for banking center and operations teams Implemented appointment-only services in lobbies, and maintained drive-thru services Providing two weeks paid time off for COVID-19 illness and quarantines Waived medical plan cost- sharing and co-pays for COVID- 19 testing and treatment To date, have obtained SBA approval for $333 million in Paycheck Protection Program loans for 1,460 clients, saving an estimated 32,000 jobs in our communities Assisted clients with direct deposit set-up to expedite CARES Act Economic Stimulus Payments Working with business and consumer clients who have requested payment relief, customized to their needs and circumstances Donated to nonprofits making masks and hand sanitizer for healthcare workers and first responders Supporting nonprofits whose fundraising events are negatively impacted due to social distancing Sponsoring the National Financial Bee for students, enriching virtual learning that will improve their financial acumen 5

6 Q1-2020 COMPANY HIGHLIGHTS

FIRST QUARTER 2020 FINANCIAL HIGHLIGHTS CAPITAL RATIOS 11.1% Tier 1 Leverage 12.9% Common Equity Tier 1 LIQUIDITY Loan to deposit ratio of 95% EARNINGS PER SHARE $0.50 PRE-PROVISION NET REVENUE $26.5 million NET INTEREST MARGIN 3.87% LOAN GROWTH 8.2% annualized on linked quarter basis ACL / LOANS 1.13% 7 ‒ Strong capital levels with $270 million in excess capital over 7.0% common equity tier 1 risk-based regulatory requirement with the capital conservation buffer ‒ Ample liquidity with access to $1 billion in readily-available funds ‒ Linked quarter NIM expanded 10 bps ‒ Tangible book value grew to $21.27 per share as quarterly earnings exceeded the quarter’s dividend, CECL impact and stock repurchases ‒ Grew loans and average transaction deposits in a difficult economic environment ‒ Strong credit metrics with just 3 basis points of net charge offs and decreasing levels of criticized and classified loan ratios; credit loss allowance increased by 30% since 12/31/19 ‒ 9.7% annualized linked quarter growth in PPNR

REGULATORY CAPITAL 8 – $270 million in excess capital over 7.0% common equity tier 1 risk-based capital regulatory requirement with the capital conservation buffer – Double-leverage ratio just 88.8% – Holding company cash reserves of $83 million sufficient to support 12 quarters of shareholder dividend payouts TIER 1 LEVERAGE 11.1% COMMON EQUITY TIER 1 RISK-BASED 12.9% TIER 1 RISK-BASED 12.9% TOTAL RISK-BASED 13.8% TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS(1) 11.0% Capital Ratios – 1Q20 (1)Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures.

COMPANY HIGHLIGHTS

Headquarters	Denver, CO
Banking Centers	101
Listing	NYSE: NBHC
BALANCE SHEET	**1Q20**
Total Assets (mm)	$6,028
Total Loans (mm)	$4,506
Total Deposits (mm)	$4,742
KEY RATIOS	**1Q20**
Common Equity Tier 1	12.9%
Tier 1 Leverage	11.1%
ROATA(1)(2)	1.12%
ROATCE(1)(2)	9.79%
Net Interest Margin FTE(1)(2)	3.87%
Loan / Deposit Ratio	95.0%
ACL / Loans	1.13%
Efficiency Ratio FTE(2)	64.4%

(1) *Annualized*
(2) *Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures.*

ATTRACTIVE MARKETS



Community Banks of Colorado

48 banking centers
- Front Range contributed 96% of Colorado's population growth between 2010 and 2015 (1)
- Denver #2 Best Places to Live (*U.S. News*)
- Colorado Springs #3 Best Places to live (*U.S. News*)
- #1 in 'Best Economy' States (*U.S. News*)
- #1 in Labor Supply (*Forbes*)
- #9 Best State for Business (*Forbes*)

Hillcrest Bank

2 commercial banking locations in Texas
1 banking center in Utah
6 banking centers in New Mexico
- Dallas: #3 Fastest Growing City (*U.S. Census Bureau*)
- Austin: #1 Best Places to Live (*U.S. News*)
- Utah: #3 Best State for Business (*Forbes*)
- Utah: #2 in 'Best Economy' States (*U.S. News*)

Bank Midwest

44 banking centers
- Overland Park, KS - central hub for the #1 county in Kansas by household income and projected population growth(2)
- Kansas City, MO #11 Best City for Jobs (*CBS MoneyWatch*)
- Overland Park, KS #11 on "2018 Top 100 Best Places to Live" (*Livability*)

(1) Colorado State Demography Office – "Colorado's 2016 Population & Economic Overview"
(2) Ranking based on aggregate population growth for 2019-2024

National Bank Holdings CORPORATION

9

10 CREDIT

UNIQUELY DIVERSIFIED $4.5 BILLION LOAN PORTFOLIO 11 COMMERCIAL 68% of portfolio RESIDENTIAL REAL ESTATE 17% of portfolio CRE NON-OWNER OCCUPIED 14% of portfolio CONSUMER 1% of portfolio ‒ Granular and well-diversified loan portfolio ‒ Self imposed concentration limits; majority of industry sectors limited to 5% or less of total loan commitments ‒ Industries requiring in-depth knowledge are managed by specialty banking teams, with dedicated specialist underwriters ‒ First quarter average loan funding of $952 thousand ‒ Seasoned portfolio with average current LTV of 46% and average current FICO of 749 ‒ First quarter average funding of $317 thousand; average FICO of 756 ‒ Non-owner occupied CRE just 94.7% of risk-based capital ‒ No property type composes more than 5% of total loans ‒ Only $3.2 million of unsecured consumer loans ‒ Minimal boat and RV exposure—less than $400 thousand

COVID-19 HIGH IMPACT INDUSTRIES RESTAURANTS OIL & GAS RETAILERS LOAN OUTSTANDINGS $223.1 MILLION $120.8 MILLION $30.6 MILLION OF TOTAL LOANS 5.0% OF TOTAL LOANS 2.7% OF TOTAL LOANS 0.7% CLIENTS 93 CLIENTS 160 QUICK SERVICE 77% ESSENTIAL BUSINESSES 52% AVERAGE SR DEBT TO CAP 34% MIDSTREAM & NAT GAS 97% NO NEW LOANS IN 5 YEARS COMMERCIAL MULTIFAMILY RETAIL HOTEL & LODGING INDUSTRIES AND LOAN TYPES WITH NO DIRECT EXPOSURE Aviation Cruise Lines Energy Services Auto Manufacturing/ Dealer Floor Plans Indirect Auto Car Leasing Hedge Funds Gaming & Casinos Convention Centers Credit Cards Malls Taxi/Ride Share $181.4 MILLION $77.3 MILLION $55.5 MILLION OF TOTAL LOANS 4.0% CLIENTS 43 AVERAGE DSC 1.67X AVERAGE LTV 56% OF TOTAL LOANS 1.5% CLIENTS 37 AVERAGE DSC 1.35X AVERAGE LTV 65% OF TOTAL LOANS 1.2% CLIENTS 68 AVERAGE DSC 1.33X AVERAGE LTV 66% CRE NON-OWNER OCCUPIED CLIENTS 5 LOAN OUTSTANDINGS LOAN OUTSTANDINGS LOAN OUTSTANDINGS LOAN OUTSTANDINGS LOAN OUTSTANDINGS GAS/AUTO GROCERIES STAPLES TACO BELL POPEYE’S WENDY’S BURGER KING 12 HOSPITALS/ MEDICAL $202.3 MILLION OF TOTAL LOANS 4.5% MUNICIPAL CRITICAL ACCESS HOSPITALS 57% AVG. LOAN SIZE TO DOCTORS AND DENTISTS $357K CLIENTS 169 LOAN OUTSTANDINGS

0.38% 0.16% YE17 YE18 YE19 1Q20 Originated loan charge-offs Acquired loan charge-offs 0.53% 0.25% 0.26% 0.23% 0.46% 0.60% 0.40% 0.40% YE17 YE18 YE19 1Q20 Non-performing loans Acquired non-performing loans and OREO Non-performing Asset Composition 13 ($ in millions) Non-performing Loans Net Charge-Offs (1) Total Classified Loans $35 $50 $38 $39 1.1% 1.2% 0.9% 0.9% YE17 YE18 YE19 1Q20 Total classified loans % of total loans 0.99% 0.85% 0.66% – Allowance for loan losses coverage equal to 239% of non-performing loans – Acquisition fair value marks on acquired loans total $17.4 million, 5.4% of acquired loans or 0.39% of total loans 0.38% (1) As a % of total loans (2) Annualized 0.04% 0.20% 0.02% (2) $21 $25 $22 $21 0.66% 0.60% 0.49% 0.47% YE17 YE18 YE19 1Q20 Non-performing loans Non-performing loans as a % of total loans 0.63% 0.03% STRONG CREDIT QUALITY HISTORY

DRIVERS OF ALLOWANCE FOR CREDIT LOSSES First Quarter 2020 Primary Changes All dollars in millions ALLL 12/31/2019 ACL 03/31/2020 Allowance required for acquired loan portfolio CECL Day 1 model impact New loans CECL Day 2 changes to macro- economic variables $39.1 $51.0* $5.2 $3.5 CECL Day 1 Adjustment Q1-20 Changes ALLL/Total Loans 0.88% ACL/Total Loans 1.13% $2.3 $0.9 14 * Investment securities portfolio consists of U.S. agency mortgage backed securities requiring no ACL

15 BALANCE SHEET

Loan Composition ($4.5 Billion) $0.9 $1.0 $1.0 $1.2 $1.2 $1.2 FY14 FY15 FY16 FY17 FY18 FY19 1Q20 SOLID LOAN GROWTH 16 – Portfolio built on a relationship banking strategy, with emphasis on depository and treasury management relationships – Self-imposed concentration limits; majority of industry sectors limited to 5% or less of total loan commitments – Industries requiring in-depth knowledge are managed by specialty banking teams, with dedicated specialist underwriters – Total loans grew $90.3 million, or 8.2% annualized, from the prior quarter – Commercial loan originations totaled $744.0 million for the trailing 12 months ($ in billions) (1) Excludes loans held-for-sale $0.9 Total Loan Originations(1) Total Loans(1) 4Q14 4Q15 4Q16 4Q17 4Q18 4Q19 1Q20 $4.1 $3.2 $4.4 $2.9 $2.2 $2.6 $4.5 ($ in billions) TTM: Trailing Twelve Months TTM Owner Occupied CRE 17% CRE 14% Resi Mortgage 17% Other Consumer 1% C & I 51%

$0.8 Billion Investment Portfolio(1) HIGH QUALITY, HIGHLY LIQUID INVESTMENT PORTFOLIO 17 U.S. Agency MBS U.S. Agency CMO Other – 99.9% of portfolio is U.S. agency backed – Q120 yield 2.39% – 24% of portfolio in Held-To-Maturity – Zero allowance for credit losses needed on investment securities portfolio, as portfolio is backed by U.S. agencies (1) Excludes FHLB/FRB stock. 0.1% 28.6% 71.3%

Deposit Composition LOW COST TRANSACTION DEPOSITS 18 ($ in billions) $12.0 Growing Low Cost Transaction Accounts $12.0 $12.0 Strong Transaction Deposit Growth Low Cost Deposits $2.9 $3.5 $3.6 $3.6 $1.1 $1.1 $1.1 $1.1 4Q17 4Q18 4Q19 1Q20 Average Transaction Deposits Average Time Deposits 35% 39% 41% 42% 37% 37% 37% 36% 24% 21% 19% 19% 4% 3% 3% 3% $4.0 $4.5 $4.7 $4.7 0% 50% 100% YE17 YE18 YE19 1Q20 Demand & NOW Savings & MM CDs < $250k CDs >= $250k Total 76% Non- Time 72% Non- Time 78% Non- Time 78% Non- Time 1.50% 2.50% 1.75% 0.25% 0.22% 0.25% 0.37% 0.32% 0.41% 0.45% 0.64% 0.63% FY17 FY18 FY19 1Q20 Fed Funds rate Cost of transaction deposits Cost of deposits – Average transaction deposits increased 3.0% annualized, 1Q20 over 4Q19 – The mix of transaction deposits to total deposits was 77.8% at 1Q20 – Cost of transaction deposits decreased two basis points to 0.32%, from 4Q19; cost of deposits decreased one basis point to 0.63%, from 4Q19

19 MANAGEMENT TEAM

EXPERIENCED MANAGEMENT TEAM Whitney Bartelli EVP, Chief Marketing Officer and President, Bank Midwest • 25+ years of financial services experience • Core expertise in branding, marketing and communications; SVP, Retail Brand Strategy at Bank of America; Director, Corporate Partnerships and Brand Management at American Century Investments Christopher Randall EVP, Commercial and Specialty Banking • 25+ years of banking experience • Previously Senior Managing Director, Specialty Banking since 2013 • Director and Founder of CoBiz Structured Finance • Executive of Marquette Financial Companies Patrick Sobers EVP, Business and Consumer Banking and President, Community Banks of Colorado • 30+ years of financial services experience • Several leadership positions at Bank of America, including serving as the Southeast Region’s Consumer Banking Executive; as Customer Service and Solutions Executive; as Premier Banking and Investments Regional Executive for Florida and Georgia (now Merrill Lynch Wealth Management); and as Tampa Market President Ruth Stevenson EVP, Chief Client Executive, Deposit Operations Executive and Regional President • 45+ years of financial services experience • Served in a number of roles with Peoples Bank over an 18-year period • Worked in a variety of roles, including President of a community bank, Director of Retail, Director of a mortgage division and Operations Manager for a mortgage division Brendan Zahl EVP, Residential Banking and Market President • 20+ years of banking experience • Retail, Commercial Deposit and Lending Management at Peoples National Bank; served as Peoples National Bank CEO from 2012-2017 • Progressive leadership growth during 10- year tenure at FirstBank 20 Tim Laney Chairman, President & CEO (38 years in banking) • Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business • Senior management roles in small business, commercial banking, private banking, corporate marketing and change management and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Richard Newfield Chief Risk Management Officer (35 years in banking) • Head of Business Services Credit at Regions Financial • Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Aldis Birkans Chief Financial Officer (21 years in financial industry) • Senior Vice President, Treasurer at NBHC • Vice President, Assistant Treasurer at M&I Bank • Senior Vice President, Corporate and Investment Bank Treasury at Citigroup Zsolt Besskó Chief Administrative Officer & General Counsel (24 years in legal and banking) • Partner with law firm Stinson LLP • Executive Vice President, General Counsel and Secretary at Guaranty Bancorp • Started career at Sullivan & Cromwell LLP

MANAGEMENT & DIRECTORS 21 NBHC MANAGEMENT & DIRECTORS BENEFICIAL OWNERSHIP(1) PERCENT OF CLASS(2) G. Timothy Laney 776,798 2.52% Aldis Birkans 51,008 0.17% Richard U. Newfield, Jr. 215,976 0.70% Zsolt K. Besskó 71,579 0.23% Ralph W. Clermont 76,149 0.25% Robert E. Dean 31,290 0.10% Fred J. Joseph 12,611 0.04% Micho F. Spring 30,882 0.10% Burney S. Warren, III 33,304 0.11% Art Zeile 8,473 0.03% All current NBHC management and directors as a group (10 persons) 1,308,070 4.23% Beneficial Ownership (as of 3/31/20) (1) Includes unvested restricted shares for which the director or officer has voting power and shares issuable upon the exercise of options. Does not include unvested performance stock units. (2) Calculated in accordance with Item 403 of Regulation S-K, and based on 30,483,361 shares of Class A common stock outstanding and entitled to vote and 120,623 shares of unvested restricted stock entitled to vote.

22 CORPORATE GOVERNANCE OVERVIEW

BEST PRACTICES IN GOVERNANCE AND COMPENSATION Corporate Governance  Lead Independent Director with robust role and responsibilities  Majority independent Board  No short-selling, hedging, or pledging of NBHC shares (applies to NBHC Board and all NBH Bank associates)  Annual election of Board members and say-on- pay vote  Fully independent Audit & Risk, Compensation, and Nominating & Governance Committees  Annual Director and Committee evaluation process  Board-adopted Code of Conduct that applies to all directors, officers, and employees  Published Corporate Governance Guidelines Executive Compensation  Provide the majority of compensation in the form of variable, performance-based elements  Ensure a strong link between financial and operational goals, shareholder value creation, and executive compensation  Conduct shareholder engagement on compensation- and governance-related issues, and respond to shareholder feedback as appropriate  Enforce stock ownership guidelines for executives (5x base salary for CEO and 4/2x base salary for other NEOs) and non-employee directors (5x annual Board cash retainer)  Provide for a clawback of incentive compensation in the event of a material restatement of financial or operating results  Impose a double-trigger change-in-control requirement before vesting of outstanding, unvested equity awards is accelerated  Use an independent compensation consultant  Conduct annual risk assessment of compensation program  Annual say-on-pay vote NBHC’s corporate governance policies and executive compensation practices support our business and align with best practices 23

OVERVIEW OF NBHC'S BOARD OF DIRECTORS



G. Timothy Laney
- President, CEO and Chairman
- Former Senior Executive Vice President and Head of Business Services at Regions Financial
- 24-year tenure at Bank of America, including as a member of Bank of America's Management Operating Committee



Ralph W. Clermont A* C N I
- Lead Independent Director
- Former Managing Partner of KPMG, St. Louis office
- Over 39 years of banking and audit experience



Robert E. Dean A C N* I
- Former Senior Managing Director of Ernst & Young Corporate Finance
- Practiced corporate, banking and securities law with Gibson, Dunn & Crutcher



Micho F. Spring A C I
- Chair of Global Corporate Practice at Weber Shandwick
- Formerly CEO of Boston Telecommunications Company
- Served four years as Deputy Mayor of Boston



Burney S. Warren A C* I
- Former Executive Vice President and Director of M&A for Branch Banking and Trust Company
- During his tenure at BB&T, Warren successfully completed over 50 bank and non-bank acquisitions



Art Zeile A N I
- Current CEO of DHI Group
- Extensive experience in software, telecommunications, internet, datacenter and security technologies, with a particular focus on cybersecurity
- Began career as an Officer in the U.S. Air Force



Fred J. Joseph A N I
- Financial services regulator for 30 years as the Banking and Securities Commissioner for the State of Colorado
- Member of the Investor Issues Committee for FINRA

C Compensation | N Governance & Nominating | A Audit & Risk | I Independent | * Committee Chair

Appointed within last five years

Robust Lead Director Responsibilities

- ✓ Mr. Clermont presides at all Board meetings where Chairman is not present and all executive sessions of independent Directors
- ✓ Acts as liaison between Chairman and independent Directors
- ✓ Reviews and approves Board meeting agendas and information presented to Board
- ✓ Engages with major shareholders as needed
- ✓ As the independent Lead Director, Mr. Clermont is an ex officio member of all Board committees with full voting rights

National Bank Holdings Corporation

24

4 3 7 6 4 7 3 2 CEO or President of Private or Public Company Other Public Board Experience Financial or Audit Background Banking Industry Marketing or Sales Background Community or Governmental Service Legal or Regulatory Experience IT, Cyber, or Telecom Background NBHC BOARD REPRESENTS A DIVERSE RANGE OF QUALIFICATIONS AND SKILLS 25 Experience or Expertise Number of Directors Experienced leaders capable of overseeing execution and challenging management Critical industry knowledge and involvement in local communities Critical to overseeing management’s execution of strategy

The Board is actively engaged in NBHC’s risk management. 26 BOARD’S ROLE IN OVERSIGHT OF RISK Robust Risk Oversight at Board Level Risk Board Oversight Actions Cybersecurity Evolving nature and complexity of the threats from organized cybercriminals and hackers NBHC Audit and Risk Committee is responsible for oversight of the Company’s operational (including cybersecurity) and reputational risks Employs detection and response mechanisms designed to contain and mitigate security incidents Human Capital/Diversity Stagnant, poorly diversified boards are not only concerning to shareholders, but are also viewed unfavorably by proxy advisers such as ISS and Glass Lewis NBHC Nominating and Governance Committee considers diversity in its assessment of potential nominees to the Board Extend focus on diversity and inclusion to Bank Board which is diverse in experience as well as race and gender Market/Credit Risk NBH’s business is highly susceptible to credit risk and market fluctuations in the value of real estate and other collateral NBHC Audit and Risk Committee is responsible for the oversight of the Company’s market, credit and liquidity risk Implements strict credit concentration limits by industry and real estate type, requires credit decisions to be made independent of bankers and line management, regularly reviews detailed credit reporting, including risk mitigation trends, and oversees credit stress testing twice a year. Adopts and oversees comprehensive liquidity and market risk policies Compensation Misalignment between the compensation program and business strategy can result in substantial risk for the Company and its shareholders NBHC Compensation Committee oversees compensation risk to identify any practices that present unacceptable risk to NBH Conducts annual risk assessment of compensation program

OVERVIEW OF NBH BANK BOARD OF DIRECTORS 27 NBH Bank Board Composition Whitney Bartelli Chief Marketing Officer Richard Newfield Chief Risk Management Officer Zsolt Besskó Chief Administrative Officer Christopher Randall EVP, Head of Commercial & Specialty Banking Aldis Birkans CFO Patrick Sobers EVP, Head of Business & Consumer Banking Ralph Clermont (see Slide 25) Micho Spring (see Slide 25) Fred Joseph (see Slide 25) Ruth Stevenson EVP, Chief Client Executive Tim Laney President, CEO and Chairman (see Slide 25) Brendan Zahl EVP, Head of Residential Banking – Our NBH Bank Board members participate in both the Audit and Risk Committee meetings and Board Meetings for National Bank Holdings Corporation to ensure an added-level of compliance and oversight – Our Bank Board is diverse in experience as well as race and gender In addition to the NBHC Board, there is an added layer of oversight through the Board of Directors of NBH Bank, NBHC’s wholly-owned subsidiary

NBH’s executive compensation practices align management incentives with long-term shareholder interests 28 EXECUTIVE COMPENSATION PROGRAM Components of Executive Compensation (2019) 2019 Compensation Breakdown Additional Compensation Features Component Metrics Base Salary (Cash)  Reviewed annually  Increased only in limited circumstances (e.g., expanded job responsibilities) Annual Cash Incentive Award (At-Risk Cash)  2019 Corporate Measures(1):  Core Net Income (30%)  Asset Quality (20%)  Loan Growth (10%)  Total Deposit Growth (10%)  Enterprise Risk Management (15%)  Qualitative (15%) Long-Term Incentive Award (PSUs, Options & Restricted Stock)  Cumulative EPS  3-year Relative TSR Link to Strategy  Among other things, attract and retain executives capable of driving achievement of the Company’s strategic objectives  Ensure the goals and interests of management are aligned with those of our shareholders, clients, and communities we serve  Balance compensation to reward both short-term results and the strategic decisions and actions necessary to run a sustainable business and create long-term value  Motivate executives to deliver a high level of performance and achieve strategic goals within clear and acceptable risk parameters  Attract and retain highly qualified executives through a balance of cash and equity compensation  Financial metrics and relative targets established are a reflection of what Compensation Committee deems important to align the NEO’s performance with the achievement of the Company’s strategic goals and key long-term financial targets  Evaluate executive compensation and Company performance relative to peers  Stock Ownership Guidelines:  CEO: 5x base salary  NEOs: CFO (4x base salary), CRMO and CAO (2x base salary)  Clawback provisions in place to recover performance-based compensation from NEOs under certain circumstances  Usage of an independent compensation consultant (F.W. Cook)  Frequent outreach to shareholders  Greater emphasis on “at risk” pay since 2014 Compensation Metrics Tied to Long-Term Strategy CEO Other NEOs At Risk At Risk: 72% At Risk: 60% (1) Corporate measures apply to compensation of CEO, CFO, CRMO, and CAO; as a bank business line EVP, NEO Randall’s Annual Cash Incentive Award is based on the following measures: Direct Contribution (50%), Core Net Income (7.5%), Asset Quality (7.5%), Loan Growth (10%), Total Deposit Growth (10%), Enterprise Risk Management (7.5%), and Qualitative (7.5%). Long Term Incentive Award 40% Annual Cash Incentive Award 32% Base Salary 28% Long-Term Incentive Award 31% Annual Cash Incentive Reward 29% Base Salary 40%

Community Building  Our Corporate Social Responsibility strategy guides our focus to contribute to education, workforce development and affordable housing in our communities. We offer thought leadership, volunteerism and financial support for each of these causes across the numerous communities we serve.  To name a few, we support Habitat for Humanity, Junior Achievement, Women’s Employment Network, WIN for KC, Breakthrough Kent Denver and the Annual Martin Luther King Day luncheon, benefiting the Greater KC Metropolitan Community College system  The Annual Do More Charity Challenge, founded by NBH in 2015, has raised nearly $1.3 million since the event’s inception, benefiting numerous local charities in the Greater Denver and Greater Kansas City regions Health, Safety & Environment  Partner with Hope House, a nonprofit serving victims of domestic violence in Kansas City with a mission to stop the cycle of domestic violence and protect families - Honored with the Hope House’s 2019 Visionary of the Year award for our dedication and commitment  We give back to first responders to demonstrate our appreciation for keeping our communities safe  Sponsored the St. Jude Dream Home Giveaway in Colorado Springs, which supports St. Jude’s mission to find cures and save children with life-threatening diseases  Continuous focus on our environmental footprint by increasing energy efficiency and minimizing waste  Participated in and sponsored the Making Strides Against Breast Cancer Denver Walk, the Annual Walk to Defeat ALS, Ronald McDonald House Charities of Kansas City, Juvenile Diabetes Research Foundation, Children’s Mercy Hospital and the University of Kansas Hospital Breast Cancer Center  Serve as Presenting Sponsor of the Third Way Center’s event, True Grit, which raised over $500,000 to help disadvantaged, homeless, and mentally ill youth in Colorado  Third Way recognized our Chairman, President and CEO, Tim Laney, as its 2018 Community Award Recipient Diversity and Inclusion  Promote diversity and inclusion as important elements in building and sustaining a successful organization and positive, results-driven culture, including participation in the CEO Action for Diversity & Inclusion  Commitment to diversity and inclusion further evidenced by our Company-wide program developed to foster equality and leadership opportunities for the entire associate base, including events with keynote speakers, panels and Q&A forums  NBH Bank Board diverse in experience and both racial and gender diversity  Our leadership teams play an integral part in championing women in business by hosting networking events, serving on panels that foster understanding and engagement and sponsoring relevant events, such as the ATHENA leadership awards NBH has a long-standing commitment to corporate social responsibility in all of its business activities 29 CORPORATE SOCIAL RESPONSIBILITY AT NBH

30 APPENDIX

31-Mar-20 Net income 15.8 $ Add: impact of core deposit intangible amortization expense, after tax 0.2 Net income adjusted for impact of core deposit intangible amortization expense, after tax 16.0 $ Average assets 5,862.9 $ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (115.2) Average tangible assets (non-GAAP) 5,747.7 $ Average shareholders' equity 774.4 $ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (115.2) Average tangible common equity (non-GAAP) 659.2 $ Return on average assets 1.09% Return on average tangible assets (non-GAAP) 1.12% Return on average equity 8.22% Return on average tangible common equity (non-GAAP) 9.79% Fully Taxable Equivalent Net Interest Margin: 31-Mar-20 Net interest income 50.3 $ Add: impact of taxable equivalent adjustment 1.3 Net interest income, fully taxable equivalent (non-GAAP) 51.6 $ Average earning assets 5,358.4 $ Net interest margin 3.78% Net interest margin, fully taxable equivalent (non-GAAP) 3.87% As of and for the three months ended As of and for the three months ended RECONCILIATION OF NON-GAAP MEASURES 31 Ratios are annualized ($ in millions, except per share)

31-Mar-20 Net interest income 50.3 $ Add: impact of taxable equiv alent adjustment 1.3 Net interest income, FTE (non-GAAP) 51.6 $ Non-interest income 23.5 $ Non-interest expense 48.7 $ Less: core deposit intangible asset amortization (0.3) Non-interest expense, adjusted for core deposit intangible asset amortization 48.4 $ Efficiency ratio 65.48% Efficiency ratio FTE (non-GAAP) 64.37% As of and for the three months ended 31-Mar-20 Total shareholders' equity 763.5 $ Less: goodwill and core deposit intangibles, net (123.5) Add: deferred tax liability related to goodwill 8.5 Tangible common equity (non-GAAP) 648.5 $ Total assets 6,028.3 $ Less: goodwill and core deposit intangibles, net (123.5) Add: deferred tax liability related to goodwill 8.5 Tangible assets (non-GAAP) 5,913.3 $ Total shareholders' equity to total assets 12.66% Tangible common equity to tangible assets (non-GAAP) 10.97% As of and for the three months ended 32 ($ in millions, except per share) RECONCILIATION OF NON-GAAP MEASURES (cont’d)